UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
October 7, 2010

AKEENA SOLAR, INC.
(d/b/a Westinghouse Solar)
(Exact name of registrant as specified in its charter)

Delaware	001-33695	90-0181035
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

16005 Los Gatos Boulevard
Los Gatos, California 95032
(Address of principal executive offices)

Registrant’s telephone number, including area code:
 (408) 402-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On October 7, 2010, Akeena Solar, Inc. d/b/a Westinghouse Solar, a Delaware corporation (“WS” or the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional accredited investors relating to the sale of (i) 4,000,000 shares of common stock at a price of $0.55 per share (the “Shares”), and (ii) Series J Warrants to purchase up to 1,600,000 shares of common stock (40% of the number of shares of common stock initially issued) at an exercise price of $0.61 per share, which warrants are not exercisable until six months after issuance and have a term of five years from the date of first exercisability (the “Warrants” and together with the Shares, the “Securities”).  The aggregate purchase price for the Securities was $2,200,000.

Under the Securities Purchase Agreement, WS agreed to amend the outstanding Series I Warrants, such that the exercise price of the Series I Warrants is reduced to $0.61 per share.  In addition, with respect to 45% of the shares of common stock subject to each of the Series I Warrants, (i) each warrant is not exercisable until the six month anniversary of the closing under the Securities Purchase Agreement, and (ii) the expiration date is extended such that the warrant is exercisable for five years from the delayed initial exercise date.  The outstanding Series I Warrants were originally issued on May 17, 2010, and represent the right to purchase up to an aggregate of 1,358,696 shares of WS common stock.

The Shares, the Warrants and the Series I Warrants (and the shares of common stock issuable from time to time upon exercise of the Warrants and the Series I Warrants) are registered under an existing shelf registration statement on Form S-3 (Registration No. 333-156603), which was declared effective by the Securities and Exchange Commission on January 30, 2009.

A copy of the form of the Securities Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the form of the Series J Warrants to be issued by Akeena is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

The foregoing is not a complete summary of the terms of the Securities Purchase Agreement or the Warrants described in this Item 1.01, and reference is made to the complete text of the agreement and the form of warrant that are filed herewith as exhibits.

Item 3.03                   Material Modification to Rights of Security Holders.

The disclosure provided above in Item 1.01 is incorporated by reference into this Item 3.03.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Series J Warrant

10.1	Form of Securities Purchase Agreement by and among Akeena Solar, Inc. d/b/a Westinghouse Solar and the Purchasers thereto, dated as of October 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 7, 2010

AKEENA SOLAR, INC.

By: /s/ Margaret R. Randazzo
Margaret R. Randazzo,
Chief Financial Officer